UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2009

CAPE BANCORP, INC.
 (Exact name of registrant as specified in its charter)

Maryland	001-33934	26-1294270
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 North Main Street, Cape May Courthouse, New Jersey	08210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 465-5600

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Cape Bancorp, Inc. (the “Company”) will make a presentation at its Annual Meeting of Stockholders to be held at The Cape Bank Conference Center, located at 211 North Main Street, Cape May Court House, New Jersey 08210, at 10:00 a.m., local time, on April 27, 2009. The presentation provides an overview of the Company’s business and strategic focus. A copy of the presentation is attached as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed “filed” for any purpose.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired. Not applicable

(b) Pro Forma Financial Information. Not Applicable

(c) Shell Company Transactions. Not Applicable

(d) Exhibits.

Exhibit No.	Description
99.1	Presentation to be made at the Company’s Annual Meeting of Stockholders to be held on April 27, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAPE BANCORP, INC.

DATE: April 27, 2009	By: /s/ Guy Hackney
Guy Hackney
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation to be made at the Company’s Annual Meeting of Stockholders to be held on April 27, 2009.